 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2015

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On November 20, 2015, Christopher J. Kearney informed the Board of Directors (the “Board”) of SPX FLOW, Inc. (the “Company”) of his intention to retire from his roles as the Company’s President and Chief Executive Officer on or around December 31, 2015. Mr. Kearney and the Board agreed it was in the best interest of the Company and its stockholders that Mr. Kearney continue to serve as the Company’s Chairman of the Board.
On November 23, 2015, the Board appointed Marcus G. Michael to the role of President and Chief Executive Officer of the Company, contingent upon and effective as of the time of Mr. Kearney’s retirement from those roles. The Board also expanded the size of the Board to eight and appointed Mr. Michael as a director of the Company, both also contingent upon and effective as of Mr. Kearney’s resignation as President and Chief Executive Officer.
    Marc Michael, 52, has extensive experience running global businesses, expanding into emerging markets and managing large projects across the Americas, EMEA and Asia Pacific. He has a long and proven track record of transforming businesses and improving operational execution. Since 2013, he has served as President of SPX FLOW’s Food and Beverage business. During this time, he has led a significant improvement in the execution of food and beverage system projects and strategically expanded the Company’s presence in the food and beverage aftermarket service and components markets.
Career Profile:

•	President, SPX FLOW Food and Beverage: August 2013 to present

•	President, SPX Flow Technologies EMEA: July 2011 to July 2013

•	President, SPX Global Dry Cooling: January 2008 to June 2011

•	President, SPX Evaporative Cooling: July 2006 to December 2007
Mr. Michael was appointed an officer of SPX Corporation in December 2014 and was appointed an officer of the Company in September 2015 subsequent to the spin-off of the Company.
Prior to his joining SPX Corporation in 2003, Mr. Michael held positions with General Electric and TDK Corporation. He earned a B.S. in accounting and finance from the University of North Alabama.
As of the date of this report, no new compensatory arrangements have been entered into with Mr. Kearney or Mr. Michael in connection with the actions described in this report. Any material terms of such compensatory arrangements will be disclosed in a subsequent filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: November 23, 2015	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel